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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2000

                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
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                      (Issuer with respect to Certificates)

         New York                       33-93570              13-4994650
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


             270 Park Avenue, New York, New York                  10017
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           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000
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Item 5. Other Events:


     Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

     On May 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

           Exhibits          Description
           --------          -----------

           20.1              Monthly Statement to Certificateholders
                             with respect to the May 15, 2000 distribution.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 24, 2000

                                   The Chase Manhattan Bank,
                                   as Servicer

                                   By: Chase Manhattan Mortgage Corporation


                                   By: /s/ Richard P. Dargan
                                      ------------------------------------------
                                   Name:  Richard P. Dargan
                                   Title: Vice President

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                            INDEX TO EXHIBITS
                            -----------------

Exhibit No.                 Description
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20.1                        Statement to Certificateholders dated May 15, 2000
                            delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.